SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.   20549

                            FORM 8-K

                         CURRENT REPORT

   Pursuant to Section 13 OR 15 (d) of the Securities Exchange Act of 1934

   Date of Report (Date of Earliest Event Reported): February 17, 1998


                   ROANOKE ELECTRIC STEEL CORPORATION
          (Exact name of Registrant as specified in its charter)


            Virginia                  0-2389               54-0585263
   (State or other jurisdiction    (Commission          (I.R.S. Employer
         of incorporation )         File Number)      Identification No.)

       102 Westside Blvd., N.W., Roanoke, Virginia             24017
         (Address of principal executive offices)            (Zip Code)

     Registrant's telephone number, including area code:  (540) 342-1831

                                  N/A
       (Former name, former address and former fiscal year, if
                      changed since last report)




Item 5.  Other Events.

See press release attached hereto as Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

          99   -   Press Release dated February 17, 1998




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         ROANOKE ELECTRIC STEEL CORPORATION


                         By    Donald G. Smith
                               Donald G. Smith
                               Chairman and Chief Executive Officer


Date: February 17, 1998